The Advisors’ Inner Circle Fund

LSV Emerging Markets Equity Fund

(the “Fund”)

Supplement Dated November 30, 2023 to the Fund’s

Prospectus and Summary Prospectus, each dated March 1, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and should be read in conjunction with the Prospectus and Summary Prospectus.

Effective December 1, 2023 (the “Effective Date”), the Fund’s maximum annual operating expense limits will be reduced as follows:

Share Class	Current Maximum Annual Operating Expense Limits	New Maximum Annual Operating Expense Limits
Institutional Class Shares	1.20%	0.95%
Investor Class Shares	1.45%	1.20%

Accordingly, as of the Effective Date, the Prospectus and Summary Prospectus are hereby amended and supplemented as follows:

1.       In the “Fund Fees and Expenses” section of the Prospectus and Summary Prospectus, the “Annual Fund Operating Expenses” table and the “Example” are hereby deleted and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	1.00%	1.00%
12b-1 Fees	None	0.25%
Other Expenses	1.45%	1.38%
Total Annual Fund Operating Expenses	2.45%	2.63%
Less Fee Waivers and/or Expense Reimbursements[1]	(1.50)%	(1.43)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%	1.20%

[1]	LSV Asset Management (“LSV” or the “Adviser”) has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.95% and 1.20% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2025. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. Prior to December 1, 2023, the Fund’s maximum annual operating expense limits were 1.20% and 1.45% of the average daily net assets of the Fund’s Institutional Class Shares and Investor Class Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$97	$620	$1,170	$2,672
Investor Class Shares	$122	$681	$1,267	$2,858

2.       In the “More Information about the Investment Adviser” section of the Prospectus, the disclosure regarding the contractual expense limits is hereby deleted and replaced with the following:

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.95% and 1.20% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2025. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. Prior to December 1, 2023, the Fund’s maximum annual operating expense limits were 1.20% and 1.45% of the average daily net assets of the Fund’s Institutional Class Shares and Investor Class Shares, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LSV-SK-001-0001

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